                                                                    EXHIBIT 10.1

                                 NCR CORPORATION

                                  $300,000,000

                          7.125% Senior Notes due 2009

                               Purchase Agreement

                                                              New York, New York
                                                                    June 3, 2002

Salomon Smith Barney Inc.
Banc One Capital Markets, Inc.
BNY Capital Markets, Inc.
Fleet Securities, Inc.
J.P. Morgan Securities Inc.
McDonald Investments Inc.
c/o     Salomon Smith Barney Inc.
        388 Greenwich Street
        New York, New York  10013

Ladies and Gentlemen:

        NCR Corporation, a corporation organized under the laws of Maryland (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), $300,000,000 principal amount of its 7.125% Senior Notes due 2009 (the "Securities"). The Securities are to be issued under an indenture, dated as of June 1, 2002, between the Company and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Supplemental Indenture No. 1 thereto, to be dated as of June 6, 2002 (as so supplemented, the "Indenture").

        The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom, including, without limitation, the exemption provided by Section 4(2) of the Securities Act, and in transactions under Regulation S of the Securities Act ("Regulation S"). Pursuant to the terms of a Registration Rights Agreement to be entered into between the Company and the Initial Purchasers (the "Registration Rights Agreement"), the Company will agree to file with the Securities and Exchange Commission (the "Commission"), and to use commercially reasonable efforts to cause the Commission to declare effective, a registration statement with respect to an issue of debt securities (the "Exchange Securities") identical in all respects to the Securities and, upon becoming effective, to offer to the holders of the Securities the opportunity to exchange their Securities for the Exchange Securities (the "Exchange Offer"). In the event the Company is not permitted to effect the Exchange Offer and in certain other circumstances, the Company will agree to file a shelf registration statement (the "Shelf

Registration Statement") covering certain resales of the Securities and to use commercially reasonable efforts to cause the Shelf Registration Statement to become effective.

        In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated May 30, 2002 (as amended or supplemented to the date hereof, including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary Offering Memorandum"), and a final offering memorandum, dated June 3, 2002 (as amended or supplemented to the date hereof including any and all exhibits thereto and any information incorporated by reference therein, the "Final Offering Memorandum"). Each of the Preliminary Offering Memorandum and the Final Offering Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Final Offering Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Offering Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the date hereof which is incorporated by reference therein.

        1. Representations and Warranties. The Company represents and warrants to each Initial Purchaser that:

                (a) The Preliminary Offering Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. On the date hereof and on the Closing Date (as defined in Section 3 hereof), the Final Offering Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company does not make any representation or warranty as to the information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein. The statistical and market-related data included in the Preliminary Offering Memorandum and the Final Offering Memorandum are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

                (b) The documents incorporated or deemed to be incorporated by reference in the Preliminary Offering Memorandum and the Final Offering Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further documents so filed and incorporated or deemed to be incorporated by reference in the Preliminary Memorandum and the Final Offering Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and when read together with the other information in the Preliminary

        Offering Memorandum or the Final Offering Memorandum, as the case may be, at the time issued did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (c) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest financial statements of the Company included or incorporated by reference in the Final Offering Memorandum, any material loss or interference with its business that is material to the business of the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Offering Memorandum (exclusive of any amendment or supplement thereto) and, since the respective dates as of which information is given in the Final Offering Memorandum, there has not been any material change in the capital stock or any material increase in the consolidated short-term or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not in the ordinary course of business (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

                (d) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland,
        (ii) has the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Final Offering Memorandum, (iii) is duly qualified as a foreign corporation to transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each subsidiary of the Company is a corporation, partnership, limited liability company or business trust duly incorporated or organized, validly existing and in good standing (to the extent the jurisdiction of its incorporation recognizes such concept) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own, lease and operate its properties and conduct its business as described in the Final Offering Memorandum; each such subsidiary is duly qualified as a foreign corporation or organization to transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not result in a Material Adverse Effect.

                (e) The Company has outstanding equity capitalization as set forth in the Final Offering Memorandum (except for subsequent issuances, if any, pursuant to employee benefit plans or pursuant to the exercise of convertible securities or options), and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. Except as otherwise disclosed in the Final Offering Memorandum, all of the issued and outstanding capital stock or other ownership interests of each subsidiary of the Company (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable and (iii) (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law) are owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as described in the Final Offering Memorandum and except for such security interests, mortgages, pledges, liens, encumbrances, claims or equities that are immaterial to the Company and its subsidiaries taken as a whole.

                (f) This Purchase Agreement has been duly authorized, executed and delivered by the Company.

                (g) The Registration Rights Agreement has been duly authorized by the Company and at the Closing Date will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

                (h) The Securities and the Exchange Securities have been duly authorized, and, when issued and delivered pursuant to this Purchase Agreement and the Registration Rights Agreement, respectively, the Securities and the Exchange Securities will have been duly executed, issued and delivered and (assuming the due authentication thereof by the Trustee) will constitute valid and legally binding obligations of the Company and will be entitled to the benefits provided by the Indenture.

                (i) The Indenture has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; the Indenture is in a form that will permit it to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                (j) The Indenture and the Registration Rights Agreement conform, and the Securities and the Exchange Securities will conform, to the descriptions thereof contained in the Final Offering Memorandum.

                (k) The issuance and sale of the Securities and the Exchange Securities and the compliance by the Company with all of the provisions of the Securities, the Exchange Securities, the Indenture, this Purchase Agreement, the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would have a Material Adverse Effect or affect the validity of the Securities or the Exchange Securities or the legal authority of the Company to comply with the terms of the Securities, the Exchange Securities, the Indenture, this Purchase Agreement or the Registration Rights Agreement, (ii) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties which would have a Material Adverse Effect or affect the validity of the Securities or the Exchange Securities or the legal authority of the Company to comply with the Securities, the Exchange Securities, the Indenture, this Purchase Agreement or the Registration Rights Agreement.

                (l) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company is required for the issuance and sale of the Securities or the Exchange Securities or the consummation by the Company of the other transactions contemplated by this Purchase Agreement, the Registration Rights Agreement or the Indenture, except for (i) such consents, approvals, authorizations, orders, registrations, filings or qualifications which shall have been obtained or made prior to the Closing Date, (ii) as may be required by the securities or blue sky laws of the various states, the Securities Act, the Trust Indenture Act and the securities laws of any jurisdiction outside the United States in which the Securities or the Exchange Securities are offered or (iii) such consents, approvals, authorizations, orders, registrations, filings and/or qualifications which, if not obtained, would not have a Material Adverse Effect or affect the validity of the Securities or the Exchange Securities or the legal authority of the Company to comply with the Securities, the Exchange Securities, the Indenture, this Purchase Agreement or the Registration Rights Agreement.

                (m) Other than as set forth in the Final Offering Memorandum, (i) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which if determined adversely to the Company or such subsidiary, would individually or in the aggregate, have a Material Adverse Effect or which would materially and adversely affect the consummation of the transactions contemplated under this Purchase Agreement, the Registration Rights Agreement, the Indenture or the performance by the Company of its obligations thereunder and (ii) to the Company's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                (n) PricewaterhouseCoopers LLP, who have certified the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Final Offering Memorandum, are independent public accountants with respect to the Company as required by the Securities Act and the rules and regulations of the Commission thereunder.

                (o) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference into the Preliminary Offering Memorandum or the Final Offering Memorandum, as applicable, present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles in the United States, applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Financial Data" in such Offering Memorandum fairly present, on the basis stated in such Offering Memorandum, the information included therein.

                (p) In the ordinary course of its business, the Company periodically reviews the effect of applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") on the business, operations and properties of the Company and its subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Final Offering Memorandum.

                (q) Other than as set forth in, or in any document incorporated by reference into, the Preliminary Offering Memorandum and the Final Offering Memorandum: (i) the Company and its subsidiaries own or have the right to use pursuant to license, sublicense, agreement, or permission all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, confidential information, proprietary rights and processes ("Intellectual Property") used in the business of the Company and its subsidiaries as described in, or in any document incorporated by reference into, the Preliminary Offering Memorandum and the Final Offering Memorandum and have taken all steps reasonably necessary to secure assignments of such Intellectual Property from their respective employees and contractors, except where the failure to own, have the right to use or take such steps to secure assignments of such Intellectual Property would not reasonably be expected to have a Material Adverse Effect; (ii) to the Company's knowledge, none of the technology employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual or fiduciary obligation binding on the Company, its subsidiaries, or any of their respective directors or executive officers or any of their respective employees or consultants, except for such violations that would not reasonably be expected to have a Material Adverse Effect; and (iii) the Company and its subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their own confidential information, except where the failure to take or maintain such measures would not reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties. The Company and its subsidiaries have not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company or any of its subsidiaries must license or refrain from using any intellectual property rights of any third party) which, if the subject of any unfavorable decision, ruling or finding would, individually or in the aggregate, have a Material Adverse Effect.

                (r) Neither the Company nor any of its affiliates ("Affiliates") (as the term is defined in Regulation D under the Securities Act ("Regulation D")), nor any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                (s) Neither the Company nor any of its Affiliates, nor any person acting on their behalf (other than the Initial Purchasers), has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                (t) The Securities are eligible for resale pursuant to Rule 144A under the Securities Act and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

                (u) None of the Company, any of its Affiliates, nor any person acting on their behalf (other than the Initial Purchasers), has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and any person acting on their behalf (other than the Initial Purchasers) have complied and will comply with the offering restriction requirements of Regulation S.

                (v) It is not necessary, in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under this Purchase Agreement or in connection with the offer, initial resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Purchase Agreement and the Final Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act, assuming that the Initial Purchasers have not and will not breach Section 4 of this Purchase Agreement.

                (w) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Final Offering Memorandum will not be, an "investment company" or an entity

        "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                (x) The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                Any certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

        2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby agrees to sell to the Initial Purchasers, and the Initial Purchasers, upon the basis of the representations and warranties of the Company herein contained, but subject to the conditions hereinafter stated, agree severally and not jointly to purchase from the Company, the aggregate principal amount of Securities set forth opposite their respective names on Schedule I hereto, at a purchase price of 98.861% of the principal amount of the Securities plus accrued interest, if any, from June 6, 2002 to the Closing Date (the "Purchase Price").

        3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 a.m., New York City time, on June 6, 2002, or at such time on such later date (not later than June 13, 2002) as the Initial Purchasers shall designate, which date and time may be postponed by agreement between the Initial Purchasers and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made against payment by the several Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company, unless the Initial Purchasers shall otherwise instruct.

        4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

                (a) (i) It has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it has solicited and will solicit offers for the Securities only from, and has offered and sold, and will offer, sell and deliver the Securities only to, persons it reasonably believes to be: (A) "qualified institutional buyers" ("QIBs") as defined in Rule 144A under the Securities Act in reliance on Rule 144A, and in connection with each such offer or sale, it has taken or will take reasonable steps to ensure that the offeree or purchaser of the Securities is aware that such offer or sale is being made in reliance on Rule 144A, and (B) in the case of offers or sales outside the United States, to persons other than U.S. persons ("Non-U.S.

        Persons," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance on Regulation S.

                (b) Each Initial Purchaser understands that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that, except as permitted by Section 4(a) above, it has offered and sold the Securities and will offer and sell the Securities (i) as part of its distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Date, only in accordance with Rule 903 of Regulation S. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Securities sold hereunder pursuant to Regulation S, and the Initial Purchasers, their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser severally agrees that, at or prior to confirmation of a sale of Securities pursuant to Regulation S it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases such Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                "The securities covered hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the final closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

                (c) Each Initial Purchaser represents and warrants to, and agrees with, the Company that any sales of the Securities in the United Kingdom shall only be made in conformity with the laws and regulations thereof and that:

                        (i) It has not offered or sold and, prior to the date six months after the date of issue of the Securities, will not offer or sell any of the Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended;

                        (ii) It has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

                        (iii) It has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of FSMA does not apply to the Company.

                Terms used above in this Section 4 and not defined in this Purchase Agreement have the meanings given to them by Regulation S.

        5.      Agreements. The Company agrees with each Initial Purchaser that:

                (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Offering Memorandum and any amendments and supplements thereto as they may reasonably request.

                (b) The Company will not amend or supplement the Final Offering Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Initial Purchasers, which consent shall not be unreasonably withheld; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers, (which completion shall be determined by the Initial Purchasers (who shall notify the Company of the completion date), but in no event later than ninety (90) days following the date on which the Initial Purchasers purchase the Securities hereunder), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Offering Memorandum unless, prior to such proposed filing, the Company has furnished Salomon Smith Barney Inc. and Banc One Capital Markets, Inc. with a copy of such document for their review and comment and the Company shall make any reasonable changes suggested by Salomon Smith Barney Inc. and/or Banc One Capital Markets, Inc. as long as such changes are provided to the Company within a reasonable amount of time given the circumstances of the Exchange Act filing and provided that such changes are consistent with federal securities laws and regulations. The Company will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Final Offering Memorandum shall have been filed with the Commission.

                (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), any event occurs as a result of which the Final Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Offering Memorandum to comply with applicable law, the Company promptly (i) will notify the Initial Purchasers of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Offering Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

                (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                (e) The Company will not, and will not permit any of its Affiliates to, resell any Securities that have been acquired by any of them.

                (f) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                (i) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                (j) The Company will cooperate with the Initial Purchasers and use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                (k) The Company will not from the date hereof through the Closing Date, without the prior written consent of Salomon Smith Barney Inc. and Banc One Capital Markets, Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

                (l) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                (m) The Company agrees to pay the costs and expenses relating to the following matters: (i) the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Offering Memorandum and Final Offering Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Offering Memorandum and Final Offering Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) the transportation and other expenses incurred by or on behalf of the Company in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) all other costs and expenses of the Company incident to the performance by the Company of its obligations hereunder; provided that, upon the request of the Company, the Initial Purchasers shall provide reasonable documentation with respect to expenses incurred by or on behalf of the Initial Purchasers pursuant to this Agreement.

        6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the date hereof, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                (a) The Company shall have requested and caused Baker Botts L.L.P., counsel for the Company, to furnish to the Initial Purchasers their opinion, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                        (i) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                        (ii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity and public policy (whether considered in a proceeding in equity or at law).

                        (iii) The Securities have been duly authorized by all necessary corporate action on the part of the Company, and have been duly executed and delivered by the Company, and (assuming the due authentication thereof by the Trustee) will constitute valid and legally binding obligations of the Company and will be entitled to the benefits provided by the Indenture except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity and public policy (whether considered in a proceeding in equity or at law); and the Exchange Securities have been duly authorized by all necessary corporate action on the part of the Company, and, when issued and delivered pursuant to the Registration Rights Agreement, will have been duly executed and delivered by the Company, and (assuming the due authentication thereof by the Trustee) will constitute valid and legally binding obligations of the Company and will be entitled to the benefits provided by the Indenture except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity and public policy (whether considered in a proceeding in equity or at law).

                        (iv) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity and public policy (whether considered in a proceeding in equity or at law).

                        (v) The Indenture, the Registration Rights Agreement and the Securities conform in all material respects to the descriptions thereof contained in the Final Offering Memorandum.

                        (vi) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body in the United States having jurisdiction over the Company is required for the issuance and sale of the Securities or the Exchange Securities or the consummation by the Company of the other transactions contemplated by the Purchase Agreement, the Registration Rights Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations, filings or qualifications which shall have been obtained or made prior to the Closing Date or as may be required by the securities or blue sky laws of the various states, the Securities Act, the Trust Indenture Act and the securities laws of any jurisdiction outside the United States in which the Securities or the Exchange Securities are offered.

                        (vii) Assuming the accuracy of the representations and warranties and the compliance with the agreements and covenants of the Company and each of the Initial Purchasers contained in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or the initial resale of such Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum to register the Securities under the Securities Act or to qualify any indenture in respect of the Securities under the Trust Indenture Act.

                        (viii) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Final Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                        (ix) The statements in the Final Offering Memorandum under the caption "United States Federal Tax Consequences" insofar as such statements constitute summaries of legal matters fairly summarize in all material respects the matters referred to therein.

                Such counsel shall also state no facts came to their attention which led them to believe that the Final Offering Memorandum as of its date or as of the Closing Date (in each case, apart from the financial statements and schedules, the notes thereto and the auditors' reports thereon and other financial and accounting information contained or incorporated by reference therein or omitted therefrom) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In providing such opinions, such counsel shall be entitled to rely on the opinions of the Company's counsel and certificates and documents provided by the Company to such counsel and to the Initial Purchasers.

                (b) The Company shall have requested and caused Jonathan Hoak, Senior Vice President and General Counsel of the Company, to furnish to the Initial Purchasers his opinion, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority to own, lease and operate its properties and conduct its business as described in the Final Offering Memorandum.

                        (ii) The Company is duly qualified as a foreign corporation to transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not have a Material Adverse Effect.

                        (iii) The issuance and sale of the Securities and the Exchange Securities and the compliance by the Company with all of the provisions of the Securities, the Exchange Securities, the Indenture, the Purchase Agreement and the Registration Rights Agreement, and the consummation of the transactions therein contemplated, will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would have a Material Adverse Effect or affect the validity of the Securities or the Exchange Securities or the legal authority of the Company to comply with the terms of the Securities, the Exchange Securities, the Indenture, the Purchase Agreement or the Registration Rights Agreement; (B) result in any violation of the provisions of the organizational documents of the Company or any of its material subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its subsidiaries or any of their respective properties which would have a Material Adverse Effect or affect the validity of the Securities or the Exchange Securities or the legal authority of the Company to comply with the Securities, the Exchange Securities, the Indenture, the Purchase Agreement or the Registration Rights Agreement.

                        (iv) Each subsidiary of the Company, other than those subsidiaries which would not, individually or in the aggregate, constitute a "significant subsidiary" as defined in Item 1-02(w) of Regulation S-X (each a "Significant Subsidiary"), is a corporation, partnership, limited liability company or business trust duly incorporated or organized, validly existing and in good standing (to the extent the jurisdiction of its incorporation recognizes such concept) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own, lease and operate its properties and conduct its business as described in the Final Offering Memorandum; each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Final Offering Memorandum or, with respect to those subsidiaries for which the Company does not own all of the outstanding capital stock or ownership interests in such subsidiaries, as disclosed in an exhibit to the opinion (which exhibit shall contain the percentage ownership interest of the Company and/or its affiliates in each such subsidiary and the ownership interest of the other party[ies] in each such subsidiary), all of the issued and outstanding capital stock or other ownership interests of each Significant Subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law and/or shares of those subsidiaries for which the Company does not own all of the outstanding capital stock as described on an exhibit to the opinion) are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as described in the Final Offering Memorandum and except for such security interests, mortgages, pledges, liens, encumbrances, claims or equities that are immaterial to the Company and its subsidiaries taken as a whole.

                        (v) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                        (vi) To the knowledge of such counsel, after reasonable inquiry, other than as set forth in the Final Offering Memorandum, (A) there are no legal or governmental proceedings in the United States pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which if determined adversely to the Company or such subsidiary would, individually or in the aggregate, have a Material Adverse Effect or which would materially and adversely affect the consummation of the transactions contemplated under the Purchase Agreement, the Registration Rights Agreement or the Indenture or the performance by the Company of its obligations thereunder; and
                (B) no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                        (vii) The documents incorporated by reference in the Final Offering Memorandum (other than the financial statements and schedules, the notes thereto and the auditors' reports thereon and the other financial and accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the

                Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (other than the financial statements and schedules, the notes thereto and the auditors' reports thereon and the other financial and accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

                Such counsel shall also state that no facts came to his attention which led him to believe that the Final Offering Memorandum as of its date or as of the Closing Date (other than the financial statements and schedules, the notes thereto and the auditors' reports thereon and the other financial and accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (c) The Initial Purchasers shall have received from Mayer, Brown, Rowe & Maw, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Offering Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (d) The Company shall have furnished to the Initial Purchasers a certificate of the Company, signed by the Chief Financial Officer and Treasurer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Offering Memorandum, any amendment or supplement to the Final Offering Memorandum and this Agreement and that:

                        (i) the Company's outstanding equity capitalization is as set forth in the Final Offering Memorandum (except for subsequent issuances, if any, pursuant to employee benefit plans or pursuant to the exercise of convertible securities or options, and except for systematic purchases of the Company's common stock by the Company since March 31, 2002, pursuant to one of the Company's existing share repurchase programs);

                        (ii) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                        (iii) since the date of the most recent financial statements included in the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

                (e) At the date hereof and at the Closing Date, the Company shall have requested and caused PricewaterhouseCoopers LLP, the Company's independent accountants, who have certified financial statements included or incorporated by reference into the Final Offering Memorandum, to furnish to the Initial Purchasers letters, dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to the Initial Purchasers, of the type described in AICPA Statement on Auditing Standards No. 72.

                References to the Final Offering Memorandum in this Section 6(e) include any amendment or supplement thereto at the date of the applicable letter.

                (f) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Offering Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

                (g) Subsequent to the date hereof, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                (h) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial

Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at Mayer, Brown, Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603-3441, on the Closing Date.

        7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities; provided that the Initial Purchasers provide the Company with reasonable documentation evidencing such expenses.

        8.      Indemnification and Contribution.

                (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Offering Memorandum (or in any supplement or amendment thereto) or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h) hereof, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum or the Final Offering Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchasers specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser specifically for inclusion in the Preliminary Offering Memorandum or the Final Offering Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities and, under the heading "Plan of Distribution," (i) the first sentence in paragraph three; (ii) the sentences related to concessions and reallowances; and
        (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Offering Memorandum and the Final Offering Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Offering Memorandum or the Final Offering Memorandum (or in any amendment or supplement thereto).

                (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                (d)     In the event that the indemnity provided in paragraph
        (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Offering Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

        9.      Default by an Initial Purchaser.

                (a) If any Initial Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase under this Purchase Agreement, the Initial Purchasers may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Initial Purchasers the Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Initial Purchasers to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Initial Purchasers notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Initial Purchasers that it has so arranged for the purchase of such Securities, the Initial Purchasers or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Final Offering Memorandum, or in any other documents or arrangements. The term "Initial Purchaser" as used in this Purchase Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Purchase Agreement.

                (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the Initial Purchasers and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities which such Initial Purchaser agreed to purchase under this Purchase Agreement and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Initial Purchaser agreed to purchase as set forth on Schedule I to this Purchase Agreement) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided, however, that nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

                (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers made by the Initial Purchasers or the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Securities of a defaulting Initial Purchaser or Initial Purchasers, then this Purchase Agreement shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Company, except for the expenses to be borne by the Company and the Initial Purchasers as provided in Section 5(m) hereof and the indemnity and contribution agreements in Section 8 hereof; provided, however, that nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

        10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or the Nasdaq Stock Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the Nasdaq National Market; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

        11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

        12. Notices. All communications hereunder will be in writing and effective only if sent in accordance with this Section 12. Notices sent to the Initial Purchasers shall be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney at 388 Greenwich Street, New York, New York 10013,
Attention: General Counsel and to Banc One Capital Markets, Inc. (fax no.: (312) 732-4773) and confirmed to Banc One Capital Markets, Inc. at 1 Bank One Plaza, Suite IL 1-0595, Chicago, IL 60670 Attention: Investment Grade Securities. Notices sent to the Company shall be mailed, delivered or telefaxed and confirmed to it at 1700 South Patterson Blvd., Dayton, Ohio 45479 (fax no. (937) 445-7214), Attention: General Counsel/Notices.

        13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

        14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

        16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                            [Signatures on next page]

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                                      Very truly yours,

                                      NCR CORPORATION


                                      By:   /s/ Earl C. Shanks
                                         Name:   Earl C. Shanks
                                         Title:  Senior Vice President and Chief
                                                 Financial Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON SMITH BARNEY INC.
BANC ONE CAPITAL MARKETS, INC.
BNY CAPITAL MARKETS, INC.
FLEET SECURITIES, INC.
J.P. MORGAN SECURITIES INC.
MCDONALD INVESTMENTS INC.

By:  SALOMON SMITH BARNEY INC.

By    /s/ Mark Francis
     Name:   Mark Francis
     Title:  Managing Director

For itself and the other several Initial
Purchasers

                                   SCHEDULE I

                                                             Principal Amount of
                                                                  Securities
                       Initial Purchasers                     to Be Purchased
                       ------------------                    -------------------

Salomon Smith Barney Inc..................................   $       150,000,000
Banc One Capital Markets, Inc.............................            90,000,000
Fleet Securities, Inc.....................................            21,000,000
J.P. Morgan Securities Inc................................            21,000,000
BNY Capital Markets, Inc..................................             9,000,000
McDonald Investments Inc., a KeyCorp company..............             9,000,000

         Total............................................   $       300,000,000
                                                             ===================